Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790

                           IMPORTANT NOTICE REGARDING
                   CHANGE IN INVESTMENT OBJECTIVE AND POLICIES

                               THE WESTWOOD FUNDS

                        WESTWOOD INCOME FUND (THE "FUND")

              SUPPLEMENT DATED AUGUST 5, 2005, TO THE PROSPECTUSES
                           EACH DATED JANUARY 31, 2005

                         THIS SUPPLEMENT SUPERCEDES THE
                         SUPPLEMENT DATED JUNE 30, 2005

         At the Fund's special meeting of shareholders held on June 24, 2005, changes to the Fund's investment objective were approved. Accordingly, effective July 18, 2005, the Fund's investment objective was changed "to provide a high level of current income as well as long-term capital appreciation. The Fund invests primarily in income producing equity and fixed income securities." Also, effective July 18, 2005, the Fund's name was changed from the "Westwood Realty Fund" to the "Westwood Income Fund," and the Fund's principal investment policies, strategies and risks were changed to reflect a reorientation of the Fund to an income oriented strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs").

         Accordingly, the section entitled "Principal Investment Strategies" is revised to read as follows:

                  "Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing securities. The Fund's investments include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded REITs, master limited partnerships, royalty trusts, money market instruments and other income producing securities.


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                  Westwood  Management  Corp.  (the  "Sub-Adviser")  invests  in companies  with strong and improving  cash flow  sufficient to
                  support  a  healthy  or  rising  level  of  income.   It  uses
                  proprietary,   fundamental   research   to  find   appropriate
                  securities for purchase. Securities considered for purchase have:

                      o attractive  fundamentals  and valuations  based on the
                        Sub-  Adviser's   internal  research

                      o issuers  with  strong  management  teams  and/or

                      o issuers  with good  balance  sheet fundamentals

                  The Sub-Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth and/or the level of income produced becomes unattractive or unsustainable."

In addition, the section entitled "Principal Risks" is revised to read as follows:

                  "The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities and changes in prevailing interest rates. Stocks are subject to market, economic and business risks that cause their prices to fluctuate and may affect company cash flow such that it is not sufficient to pay the indicated dividend. Equity securities, including common and preferred stock as well as master limited partnership units, with higher current yields than equity securities, in general, may be more sensitive to fluctuations in prevailing interest rates. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in REITs, the Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or undersupply, changes in zoning and other laws and a number of other factors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

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

                           YOU MAY WANT TO INVEST IN THE FUND IF:

                      o  You are a long-term investor
                      o You seek a high level of current income as well as growth of capital

                           YOU MAY NOT WANT TO INVEST IN THE FUND IF:

                      o  You seek growth of capital more than current income"


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